COMMUNITY BANK OF TRI-COUNTY
                      EXECUTIVE INCENTIVE COMPENSATION PLAN



                             As Amended and Restated
                            Effective January 1, 1998




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                          COMMUNITY BANK OF TRI-COUNTY
                      EXECUTIVE INCENTIVE COMPENSATION PLAN

                             ----------------------

                                Table of Contents
                             ----------------------

                                                                            Page

   ARTICLE I.        General Provisions.......................................1
     1.01            Purpose..................................................1
     1.02            Effective Date...........................................1

   ARTICLE II.       Definitions..............................................1
     2.01            "Affiliate"..............................................1
     2.02            "Bank"...................................................1
     2.03            "Beneficiary"............................................1
     2.04            "Bonuses"................................................1
     2.05            "Benefits"...............................................1
     2.06            "Board"..................................................1
     2.07            "Cause"..................................................1
     2.08            "Code"...................................................2
     2.09            "Committee"..............................................2
     2.10            "Common Stock"...........................................2
     2.11            "Compensation"...........................................2
     2.12            "Corporation"............................................2
     2.13            "Employee"...............................................2
     2.14            "ERISA"..................................................2
     2.15            "Multiplier".............................................2
     2.16            "NIATBI..................................................3
     2.17            "Option".................................................3
     2.18            "Participant"............................................3
     2.19            "Peer Group".............................................3
     2.20            "Plan"...................................................3
     2.21            "ROE Target Percentage"..................................3
     2.22            "Share"..................................................3
     2.23            "Stock Option Plan"......................................3
     2.24            "Vesting Event...........................................3

ARTICLE III.         Eligibility and Participation............................4

                                      (i)



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   ARTICLE IV.       Benefits Schedule........................................4
     4.01            Bonuses..................................................4
     4.02            Stock Option Grants......................................4
     4.03            Revocation for Misconduct................................4
     4.04            Payment of Benefits......................................5
     4.05            Source of Benefits.......................................5
     4.06            Minority, Disability, or Incompetency....................5
     4.07            Designation of Beneficiary...............................5

   ARTICLE V.        Plan Administration......................................5
     5.01            The Committee............................................5
     5.02            Claims Procedure.........................................6

   ARTICLE VI.       Amendment and Termination................................6
     6.01            Right to Amend or Terminate..............................6

   ARTICLE VII.      General Provisions.......................................6
     7.01            Prohibition Against Alienation...........................6
     7.02            No Enlargement of Employment Rights......................7
     7.03            Gender...................................................7
     7.04            Applicable Law...........................................7
     7.05            Titles and Headings......................................7
     7.06            Withholding..............................................7





                                      (ii)


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                          COMMUNITY BANK OF TRI-COUNTY
                      EXECUTIVE INCENTIVE COMPENSATION PLAN


ARTICLE I. General Provisions
           ------------------

         1.01 Purpose. This document sets forth the Community Bank of Tri-County
              -------
Executive Incentive Compensation Plan. The Plan is maintained for the purpose of providing certain Employees with incentive compensation in the form of Bonuses and Stock Options in the event the Bank meets certain performance goals indicative of its profitability and stability in comparison to all other commercial banks headquartered in the Peer Group.

         It is intended that the Plan be an unfunded plan maintained primarily for the purpose of providing cash bonuses and deferred compensation for a select group of management or highly compensated employees within the meaning of
Section 201(2) of ERISA and that benefits provided under the Plan be taxable to Participants only when actually received. The plan shall be administered, construed, and interpreted in a manner consistent with the purpose and intent set forth in this Section.

         1.02   Effective  Date.  The effective  date of the Plan was January 1,
                ---------------
1992. The effective date of this restatement of the Plan is January 1, 1998.

ARTICLE II. Definitions.
            -----------

         Unless the context clearly requires otherwise, the terms defined in this Article II shall, for all purposes of this Plan, have the respective meanings specified in this Article II.

         2.01  "Affiliate"  means  any  company  that  would  be  considered  an
                ---------
affiliate of the Bank or the Corporation pursuant to Section 424 of the Code.

         2.02  "Bank" means Community Bank of Tri County.
                ----

         2.03  "Beneficiary"  means  the  person  or  persons  designated  as  a
                -----------
Participant's beneficiary or beneficiaries in accordance with Section 4.07 hereof.

         2.04  "Bonuses" means cash bonuses payable to Participants  pursuant to
                -------
Section 4.01 hereof.

         2.05  "Benefits"  shall  mean  as  to  any  Participant  any  incentive
                --------
compensation provided under Article IV hereof.

         2.06  "Board" means the Board of Directors of the Bank.
                -----

         2.07  "Cause"  means   personal   dishonesty,   incompetence,   willful
                -----
misconduct, breach of fiduciary duty involving personal profits, intentional failure to perform stated duties, willful violation of a material provision of any law, rule or regulation (other than traffic violations or similar offense), or a material violation of a final cease-and-desist order or any other action which results in a substantial financial loss to the Bank. A determination of "Cause" shall be made by the Board within its sole discretion.

         2.08 "Code"  means the Internal  Revenue Code of 1986,  as amended from
               ----
time to time. References to a Code section shall include any comparable section or sections of future legislation that amends, supplements or supersedes such section.

         2.09 "Committee" means the members of the Compensation Committee of the
               ---------
Board who are non-employee directors within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended. In the absence at any time of a duly appointed Committee, the Plan shall be administered by the Board.

         2.10 "Common Stock" means the common stock, par value $.01 per share of
               ------------
the Corporation.

         2.11 "Compensation"  means a Participant's base salary for the calendar
               ------------
year, as adjusted from year to year pursuant to the Board's consideration of changes both in the cost-of-living and in the compensation being paid to similar-situated executive employees in the Peer Group. Base salary will include only amounts paid by the Bank and will exclude amounts paid by third party providers, such as disability.

         2.12 "Corporation" means Tri-County Financial Corporation.
               -----------

         2.13  "Employee"  means any  individual  who  performs  service  in the
                --------
business of the Employer excluding any individual who performs such services as a self-employed person.

         2.14 "ERISA" means the Employee Retirement Income Security Act of 1974,
               -----
as amended from time to time.

         2.15 "Multiplier" means for any calendar year the average of --
               ----------

                    (i) the percentage obtained when the Bank's return-on-equity ("ROE") is divided by the product of the median ROE of the Peer Group and the ROE Target Percentage, and

                    (ii) the percentage  obtained when the median  percentage of noncurrent to gross loans of the Peer Group is divided by the percentage of the Bank's noncurrent to gross loans;/1/ provided that the Multiplier shall not exceed 1.0 for any year before 2002. Either of these percentages will be negative if the Bank does not outperform the other banks in its Peer Group. The Committee shall make its determinations of ROE and NPL in accordance with generally accepted accounting principles, subject to the Committee's discretion to take into account or to disregard any financial events that are extraordinary in the opinion of the Committee.
____________
/1/ For example, the Multiplier would be 1.75--the average of 50% and 300% -- if (i) the Bank's ROE was 15% and the median ROE for its Peer Group times the ROE Target Percentage was 10%, and (ii) the Bank's noncurrent to gross loan percentage was 2% and the median percentage for its Peer Group was 6%.

         2.16  "NIATBI"  means the net income  (after taxes and before  Benefits
                ------
accrued for the fiscal year) of the Bank and its Affiliates, and shall be determined by the Committee in accordance with generally accepted accounting principles, subject to the Committee's discretion to take into account or to disregard any financial events that are extraordinary in the opinion of the Committee.

         2.17  "Option," "Option Price," and "Optioned Shares" have the meanings
                ------    ------------        ---------------
set forth in the Stock Option Plan.

         2.18  "Participant"  means an Employee who has become a Participant  in
                -----------
the Plan as provided in Article III.

         2.19 "Peer Group" means the peer base of commercial  banks in the fifth
               ----------
Federal Reserve district (Richmond, VA); provided that the Committee may redefine the Peer Group before any fiscal year to which the change relates.

         2.20 "Plan" means the Community Bank of Tri-County  Executive Incentive
               ----
Compensation Plan as herein set forth and as it may from time to time be amended.

         2.21  "ROE  Target  Percentage"  shall be 70% for  1998,  and  shall be
                -----------------------
determined each future calendar year by the Committee as it exercises its discretion to establish this percentage as of any future January 1st. Any change that the Committee makes hereunder shall be effective until further Committee action taken before January 1st of the year to which the change relates.

         2.22  "Share" means one share of Common Stock.
                -----

         2.23 "Stock  Option Plan" means the  Tri-County  Financial  Corporation
               ------------------
1996 Stock Option and Incentive Plan, as amended from time to time.

         2.24 "Vesting Event" means the first to occur of the following events:
               -------------

                    (i) termination of a Participant's employment with the Bank and its Affiliates due to the Participant's retirement after age 65, death, or disability (as determined by the Committee);

                    (ii) the occurrence of a "change in control" or "offer to effect a change in control" of the Bank or of the Corporation. A "change in control" of the Bank or of the Corporation is defined as the acquisition of the beneficial ownership (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934) of 25% or more of the voting securities of the Bank or of the Corporation, as the case may be, by any person or by persons acting as a group within the meaning of Section 13(d) of the Securities Exchange Act of 1934; and "offer" shall refer to every offer to buy or acquire, solicitation of an offer to sell, tender offer for, or request of invitation for tenders of, the voting securities of the Bank or of the Corporation for value, as such term is defined under 12 C.F.R. ss.563b.3(i). The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control, or offer to effect a change in control, has occurred shall be conclusive and binding as to all affected Participants.

ARTICLE III. Eligibility and Participation
             -----------------------------

         Each Employee who has been selected by the Committee in its discretion as eligible to participate in the Plan shall be eligible to participate in the Plan. The Committee may, in its sole discretion, limit eligibility for any reason including, but not limited to, ensuring that the Plan at all times is a plan described in Section 201(2) of ERISA. An eligible Employee who has complied with such procedures, if any, as the Committee in the discretion may establish from time to time for becoming a Participant shall become a Participant in the Plan at such time as the Committee designates at the time the person is selected for participation in the Plan.

ARTICLE IV. Benefits Schedule
            -----------------

         4.01 Bonuses.  For each calendar year  beginning on or after January 1,
              -------
1998, the total Bonuses that the Bank shall pay in cash to Participants who are Employees on December 31st of the year to which the Bonuses relate (or who were employed on the date of a Vesting Event, if earlier in the year) shall equal the product of the Multiplier and 10% of the Bank's NIATBI; provided that the Committee may in its discretion change this percentage as of any January 1st that occurs after the date on which the Committee acts. Any change that the Committee makes hereunder shall be effective until further Committee action taken before January 1st of the year to which the change relates. The Committee shall divide the total amount available for Bonuses pro rata based on the ratio of the Participant's Allocation Base to the total Allocation Bases for all Participants who are entitled to Bonuses for the year. Such Allocation Bases shall be determined according to the following schedule, unless the Chief Executive Officer recommends otherwise and such changes are confirmed by resolution adopted at the first meeting of the calendar year to which a particular Bonus or Bonuses relate:

                    Participant's Title              Allocation Base
                    -------------------              ---------------

                    President                        10% of Compensation

                    Senior Vice President            7.5% of Compensation

                    Vice President                   5% of Compensation

                    Assistant Vice President         3.5% of Compensation

         4.02 Stock  Option  Grants.  For each  calendar  year after 1997,  each
              ---------------------
Participant shall be granted, under the Stock Option Plan, an Option to purchase Shares having a fair market value, as determined in accordance with the Stock Option Plan, equal to 60% of the Bonus (if any) to which the Participant is entitled under Section 4.01 hereof for the calendar year, unless the Committee determines otherwise by resolution adopted before the first day of the calendar year to which a particular grant or grants relate. The Option Price for each Option shall equal the fair market value of the Optioned Shares on the date of grant and shall be fully and immediately exercisable.

         4.03 Revocation for Misconduct.  Notwithstanding anything herein to the
              -------------------------
contrary, the Board may, by resolution, immediately revoke, rescind and terminate any Benefits earned under this Plan, to the extent a Participant has not collected a Bonus or exercised an Option, as the case may be, if the Participant voluntarily or involuntarily leaves employment with the Bank or an Affiliate for Cause, or is discovered after termination of employment to have engaged in conduct that would have justified termination for Cause.

         4.04  Payment  of  Benefits.  All  Benefits  under  this Plan  shall be
               ---------------------
provided by the Bank directly to Participants, and the Committee shall have no responsibility thereto other than to inform the Bank, as soon as practicable after the end of each calendar year, in writing, as to the Benefits to be provided.

         4.05 Source of Benefits.  The Benefits  payable under the Plan shall be
              ------------------
paid by the Bank out of its general assets and shall not be funded by trust or otherwise. Nothing contained in this Plan shall constitute, or be treated as, a trust or create any fiduciary relationship. The Bank shall be under no obligation to segregate any assets for the purpose of providing Benefits under the Plan and no person or entity which is entitled to payment under the terms of the Plan shall have any claim, right, security interest, or other interest in any fund, trust, account, insurance contract, or asset of the Employer. To the extent that a Participant or any other person acquires a right to receive any Benefit under the Plan, such right shall be limited to that of a recipient of an unfunded, unsecured promise to pay amounts in the future and the Participant's
(or other person's) position with respect to such amounts shall be that of a general unsecured creditor of the Employer.

         4.06 Minority,  Disability,  or  Incompetency.  If any Benefit  becomes
              ----------------------------------------
payable under this Plan to a minor, to a person under legal disability or to a person not adjudicated incompetent but who the Committee in its discretion determines to be incapable by reason of illness or mental or physical disability of managing his financial affairs, the Committee may direct that such Benefit shall be paid to the legal representative or custodian of such person or to any relative or friend of such person, or that such amount be paid directly for such person's support and maintenance. Payments so made in good faith shall completely discharge the Committee and the Bank of any and all obligations and liabilities with respect to such payments.

         4.07  Designation  of  Beneficiary.  A  Participant  may file  with the
               ----------------------------
Committee a written designation of a Beneficiary who is to receive his vested benefits in the event of the Participant's death prior to his or her collection of said benefits. Such designation of Beneficiary may be changed at any time by written notice to the Committee. The designation last filed with the Committee shall be controlling. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of the Participant's death, the Participant's estate shall be deemed to be the Beneficiary for purposes of this plan.

ARTICLE V.     Plan Administration
               -------------------

         5.01  The  Committee.  In  its  sole  and  absolute  discretion,  which
               --------------
discretion when exercised shall be final and binding on all parties, the Committee shall have the responsibility and authority to control the operation and administration of the Plan in accordance with its terms including, without limiting the generality of the foregoing, the powers and duties: (i) to interpret, apply and administer the Plan, to decide all questions of eligibility, participation, status, benefits, and rights of Participants and Beneficiaries under the Plan; (ii) to establish and amend such rules and procedures as it deems necessary or appropriate to the proper administration of the Plan; (iii) to employ or retain such agents as it deems necessary or advisable to assist in the administration of the Plan, and to delegate to the extent permitted by applicable law such powers and duties as it deems necessary or advisable, (iv) to prepare and file all statements, returns, and reports required to be filed by the Plan with any agency of government; (v) to comply with all disclosure requirements of all applicable state and federal law; and (vi) to perform all functions otherwise assigned to it under the terms of the Plan.

         5.02  Claims  Procedure.  Claims for  Benefits  under the Plan shall be
               -----------------
filed in writing with the Committee. Written notice of the Committee's disposition of a claim generally shall be furnished to the claimant within 60 days after the application therefor is filed. However, if special circumstances exist of which the Committee notifies the claimant within such 60 day period, the Committee may extend such period to the extent necessary, but in the event beyond 180 days after the claim is filed. In the event the claim is denied, the reasons for the denial shall be specifically set forth in writing, pertinent provisions of the Plan shall be cited, and, where appropriate, an explanation as to how the claimant can perfect the claim will be provided. Any claimant who has been denied a Benefit shall be entitled, upon request to the Committee, to appeal the denial of his claim within 60 days following the Committee's determination described in the preceding sentence. Upon such appeal, the claimant, or his representative, shall be entitled to examine pertinent documents, submit issues and comments in writing to the Committee, and meet with the Committee. The Committee shall review its decision and issue a final decision to the claimant in writing, generally within 60 days following such appeal. However, if special circumstances exist of which the Committee notifies the claimant within such 60 day period, the Committee may extend such period to the extent necessary, but in no event beyond 120 days following such appeal.

ARTICLE VI.   Amendment and Termination
              -------------------------

         6.01 Right to Amend or  Terminate.  The Bank  reserves the right at any
              ----------------------------
time to terminate or amend the Plan in any manner and for any reason; provided, that no amendment or termination shall, without the consent of the Participant or, if applicable, the Beneficiary, adversely affect such Participant's or Beneficiary's rights with respect to Benefits accrued as of the date of such amendment or termination.

ARTICLE VII.  General Provisions
              ------------------

         7.01 Prohibition Against Alienation.  Benefits payable to a Participant
              ------------------------------
or Beneficiary under the terms of this Plan shall not be subject in any manner to alienation, anticipation, sale, transfer, assignment, pledge, hypothecation, attachment, receivership, or encumbrance of any kind, nor shall it pass to any trustee in bankruptcy or be reached or applied by any legal process for the payment of any obligations of the Participant or Beneficiary, except at such times and in such manner as provided in this Plan. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Options may transfer such Options (but not incentive stock options) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Options pursuant to this Section 7.01. Options which are transferred pursuant to this Section 7.01 shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

         7.02 No Enlargement  of Employment  Rights.  Nothing  contained in this
              -------------------------------------
Plan shall give or be construed as giving any Employee the right to be retained in the service of the Bank or shall interfere with the right of the Bank to discharge or otherwise terminate any Employee's employment at any time.

         7.03 Gender.  Whenever any masculine  terminology is used in this Plan,
              ------
it shall be taken to include the feminine, unless the context otherwise indicates.

         7.04  Applicable  Law. This Plan shall be construed and regulated,  and
               ---------------
its validity and effect and the rights hereunder of all parties interested shall at all times be determined, in accordance with the laws of the State of Maryland, except to the extent such state law is preempted by federal law.

         7.05 Titles and Headings.  The titles and headings  included herein are
              -------------------
included for convenience only and shall not be construed as in any way affecting or modifying the text of the Plan, which text shall control.

         7.06 Withholding. The Bank reserves the right to withhold from payments
              -----------
of Benefits such amounts of income, payroll, and other taxes as it deems advisable, and if the amount of such cash payment is not sufficient, the Bank may require the Participant or Beneficiary to pay the Bank the amount required to be withheld as a condition of delivering Benefits under the Plan.

         WHEREFORE, the undersigned executes this Community Bank of Tri-County Executive Incentive Compensation Plan this 19th day of February, 1999.


                                         Community Bank of Tri-County


                                         By: /s/ Michael L. Middleton, President
                                             -----------------------------------

Attest:  /s/ H. Beaman Smith, Secretary
         ------------------------------